Exhibit No. 99.3
                            PROSPECT BEVERAGES, INC.
                                  BALANCE SHEET
                                 MARCH 31, 2001
                                   (Unaudited)

                                     ASSETS

CURRENT ASSETS:
 Accounts receivable, net                              $         171,838
 Inventories                                                   1,456,664
 Prepaid expenses and other current assets                         1,033
                                                         ----------------
  Total Current Assets                                         1,629,535

PROPERTY AND EQUIPMENT                                            57,707

INTANGIBLE ASSETS                                              5,028,946

OTHER ASSETS                                                     130,780
                                                         ----------------

                                                        $       6,846,968
                                                          ================


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
 Accounts payable                                       $       2,518,677
 Accrued expenses                                                  49,809
 Notes payable                                                  3,726,772
 Loan payable - stockholder                                        70,000
 Customer deposits payable                                        121,791
                                                           ----------------
           Total Current Liabilities                            6,487,049

LONG-TERM DEBT                                                    940,650

STOCKHOLDERS' DEFICIT:
 Common stock, no par value;
  1,000 shares authorized;
  40 shares  issued and outstanding                              2,221,674
 Accumulated deficit                                            (2,802,405)
                                                           ----------------
           Total Stockholders' Deficit                            (580,731)
                                                           ----------------

                                                         $       6,846,968
                                                           ================





                   See note to unaudited financial statements

               PROSPECT BEVERAGES, INC.
               STATEMENT OF OPERATIONS
                     (Unaudited)

                                        For the Seven Months Ended March 31,
                                  ----------------------------------------------
                                            2001                     2000
                                  ---------------------     --------------------

Revenues                        $           10,349,096    $          10,586,139

Cost of Sales                                8,935,759                8,222,316
                                  ---------------------     --------------------

 Gross Profit                                1,413,337                2,363,823

Selling, general
 and administrative expenses                 2,393,071                2,282,676
                                  ---------------------     --------------------

Operating loss                                (979,734)                  81,147

Interest expense, net                         (280,523)                (259,752)
                                  ---------------------     --------------------

Loss before income taxes                    (1,260,257)                (178,605)

Income taxes                                     1,250                    1,000
                                  ---------------------     --------------------

Net loss                          $         (1,261,507)   $            (179,605)
                                  =====================     ====================






                   See note to unaudited financial statements

                            PROSPECT BEVERAGES, INC.
                             STATEMENT OF CASH FLOWS
                                   (Unaudited)


                                                      For the Seven Months
                                                          Ended March 31,
                                                   -----------------------------
                                                       2001            2000
                                                   ------------    -------------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                        $  (1,261,507)  $     (179,605)
 Adjustments to reconcile net loss to
  net cash used in operating activities:
   Depreciation and amortization                       106,244           72,790
 Changes in assets and liabilities:
  Accounts receivable                                  145,679           63,925
  Inventories                                          773,244         (199,060)
  Prepaid expenses and other current assets             21,477           45,204
  Accounts payable                                     150,400          562,315
  Accrued expenses                                      32,569         (163,373)
  Due to customers                                        -              (6,135)
  Customer deposits payable                              2,366           26,979
                                                   ------------    -------------
                                                     1,231,979          402,645
                                                   ------------    -------------

NET CASH USED IN OPERATING ACTIVITIES                  (29,528)         223,040
                                                   ------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from (payments) of
  loan to stockholders                                  70,000              -
 Proceeds from notes payable                           (40,472)        (283,011)
                                                   ------------    -------------
NET CASH PROVIDED BY FINANCING ACTIVITIES               29,528         (283,011)
                                                   ------------    -------------

NET DIFFERENCE IN CASH                                    -             (59,971)

CASH - BEGINNING OF PERIOD                                -              59,971
                                                   ------------    -------------

CASH - END OF PERIOD                              $       -       $        -
                                                   ============    =============




                   See note to unaudited financial statements

                            PROSPECT BEVERAGES, INC.
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS

NOTE 1 BASIS OF PRESENTATION

The accompanying unaudited financial statements reflect, in the opinion of management, all adjustments necessary to achieve a fair statement of financial position and results of operations of Prospect Bevrages, Inc. for the interim period presented,